CPI AEROSTRUCTURES, INC. 8-K

Exhibit 99.1

CPI AEROSTRUCTURES PROVIDES UPDATE TO RESTATEMENT OF RESULTS

- Plans to File Comprehensive Form 10-K/A That Includes Restated Results for 2020 and 2019 -

- 2020 Restated Net Income Expected to Be In Line With Previously Disclosed Estimates -

-2020 Net Income Lower Than Previously Reported on Form 10-K by $2.3 million -

- 2019 Net Income Expected to Be Lower Than Previously Reported on Form 10-K by $2.3 million -

- No Expected Impact on Reported Revenue and Cash Flows for 2020 or 2019 -

EDGEWOOD, NY – November 17, 2021 – CPI Aerostructures, Inc. (“CPI Aero®” or “Company”) (NYSE American: CVU) today provided an update on the restatement of its financial results.

On June 7, 2021, the Company announced it needed to restate its full year and quarterly 2020 financial statements due to errors in such financial statements relating to the recording and reporting of inventory costing and related internal controls (the “Inventory Costing Errors”). At the time of the June 2021 disclosure, the Company estimated and disclosed that the Inventory Costing Errors were expected to lower 2020 net income reported in the Annual Report on Form 10-K for the year ended December 31, 2020 by $1.9 million to $2.3 million. The Company now estimates that the Inventory Costing Errors are expected to reduce 2020 net income by approximately $2.0 million.

The correction of the Inventory Costing Errors resulted in the determination that certain contracts were in a loss position and certain inventory items required additional reserves. The Company reevaluated the sufficiency of its provisions for loss contracts and inventory reserves that it had previously recorded and concluded that increases to these reserves were required. The insufficient reserves resulting from such reserve increases are referred to as “Insufficient Reserves.” It was further determined by management that the appropriate starting point for increasing the Insufficient Reserves was at the end of the fourth quarter of 2019. Therefore, the Company has determined that its 2019 financial results as previously reported in its Annual Report on Form 10-K for the year ended December 31, 2019 will also be restated.

Considering both the Inventory Costing Errors and the Insufficient Reserves, the Company currently estimates that the net income for the years ended December 31, 2020 and December 31, 2019 will be approximately $2.3 million and $2.3 million, respectively, less than the net income reported in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The Inventory Costing Errors and the Insufficient Reserves affect the income reported with respect to the Company’s product lines for which revenue is recognized when a product ships to customers, which accounted for approximately 15% of total 2020 revenue (the “Non-POC Contracts”). The Inventory Costing Errors and Insufficient Reserves did not affect income reported with respect to the Company’s products for which revenue is recognized over time using percentage of completion accounting (the “POC Contracts”). The Inventory Costing Errors and the Insufficient Reserves did not affect either prior reported revenue or cash flow for fiscal years 2020 and 2019.

At this time, the Company has not fully completed its review and the expected financial impact of the Inventory Costing Errors and the Insufficient Reserves described above is preliminary and subject to change. The Company expects to restate its annual financial statements as of and for the years ended December 31, 2020 and December 31, 2019, and correct its unaudited restated quarterly financial statements as of and for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 by amending its Annual Report on Form 10-K for the year ended December 31, 2020, by filing a comprehensive Annual Report on Form 10-K/A as soon as practicable.

For further details, please read the Current Report filed by the Company on November 17, 2021 on Form 8-K.

About CPI Aero

CPI Aero is a U.S. manufacturer of structural assemblies for fixed wing aircraft, helicopters and airborne Intelligence Surveillance and Reconnaissance and Electronic Warfare pod systems, primarily for national security markets. Within the global aerostructure supply chain, CPI Aero is either a Tier 1 supplier to aircraft OEMs or a Tier 2 subcontractor to major Tier 1 manufacturers. CPI also is a prime contractor to the U.S. Department of Defense, primarily the Air Force. In conjunction with its assembly operations, CPI Aero provides engineering, program management, supply chain management, and MRO services. CPI Aero is included in the Russell Microcap® Index.

CPI Aero® is a registered trademark of CPI Aerostructures, Inc. For more information, visit www.cpiaero.com, and follow us on Twitter @CPIAERO.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this Current Report on Form 8-K are forward-looking statements. The words “estimates,” “plans,” “expects,” “intends,” and “will,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, those statements regarding the Company’s expectations as to the causes of the Inventory Costing Errors, and the Insufficient Reserves, the scope and financial impact of the Inventory Costing Errors on reported inventory values and net income, the scope and financial impact of the Insufficient Reserves on net income, the Company’s plans to amend its previously filed Annual Report on Form 10-K and restated financial statements and other disclosures contained therein and the timing of such amendment, and the ability of the Company to identify and remediate material weaknesses in the Company’s internal control over financial reporting and related disclosure controls and procedures not effective at the reasonable assurance level.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the timing and nature of the resolution of the issues discussed in this press release, any delay in the filing of periodic reports, the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, whether a restatement of financial results will be required for other accounting issues, adverse effects on the Company’s business related to the disclosures made in this press release or the reactions of customers or suppliers, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price.

The Company does not guarantee that it will actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2020. Although the Company may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contact

LHA Investor Relations

Jody Burfening

(212) 838-3777

cpiaero@lhai.com